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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         October 6, 2006


                              HAROLD'S STORES, INC.
             (Exact name of registrant as specified in its charter)

          Oklahoma                       1-10892                 73-1308796
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

                5919 Maple Avenue
                   Dallas, TX                                    75235
    (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:         (214) 366-0600


         (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On October 6, 2006, Ronald S. Staffieri joined Harold's Stores, Inc. (the "Company") as Chief Executive Officer and a Director. The Company and Mr. Staffieri entered into an employment agreement and option agreement described in
Item 5.02.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
            ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     As described in Item 1.01, on October 6, 2006, Ronald S. Staffieri joined the Company as Chief Executive Officer and was elected a Director. Mr. Staffieri, age 57, served as Chief Executive Officer of RagShops, a subsidiary of Sun Capital, a private equity firm from January 2005 through June 2006. Prior to joining RagShops, Mr. Staffieri served as President of Michaels Stores, Inc. from January 2003 through August 2004. From 1997 through 2002, he was employed by Borders Group where he served as Chief Administrative Officer from 1998-1999 and President of Waldenbooks from 1999-2002.

     Mr. Staffieri's employment agreement has a three year term and provides for a base salary of $450,000 per year, plus an annual bonus based upon the Company's achieving pre-determined performance goals to be established through discussions between Mr. Staffieri and the Company by April 1 of each fiscal year. The first bonus shall be payable based on performance for the fiscal year ending February 1, 2008. If Mr. Staffieri's employment is terminated, he will be subject to a one year noncompetition agreement in exchange for severance payments equal to one year's salary, which the Company may waive and retain the severance payments.

     In addition, the Company granted Mr. Staffieri ten year stock options to purchase 1,965,165 shares of common stock of the Company at a price of $0.435 per share, the mean between the closing bid and asked prices of the Company's common stock on the Over the Counter Bulletin Board on October 6, 2006. The option vests at the rate of 20% of the option shares immediately and 20% annually thereafter or earlier upon change of control.

     In connection with the employment of Mr. Staffieri as Chief Executive Officer, Clark J. Hinkley, Interim Chief Executive Officer of the Company ceased to serve as Interim Chief Executive Officer. Mr. Hinkley will remain with the Company in a non-executive position to assist with merchandising matters for a transition period. He will also continue to serve as a Director of the Company.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     See the Index to Exhibits included with this Report for the exhibits filed as a part of this report.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      HAROLD'S STORES, INC.



Date:  October 11, 2006               By: /s/ Jodi L. Taylor
                                         --------------------------------------
                                         Jodi L. Taylor, Chief Financial Officer



























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                                INDEX TO EXHIBITS

10.1 Employment Agreement dated October 6, 2006, between Harold's Stores, Inc. and Ronald S. Staffieri

10.2 Stock Option Agreement dated October 6, 2006 between Harold's Stores, Inc. and Ronald Staffieri

99.1      Press release dated October 9, 2006 issued by Harold's Stores, Inc.
























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